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                       THE METZLER/PAYDEN INVESTMENT GROUP

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2005,
                         AS SUPPLEMENTED ON MAY 5, 2005


   INITIAL SALES CHARGE AND RULE 12B-1 FEE TERMINATED EFFECTIVE MARCH 15, 2006


Initial Sales Charge: The initial sales charge (front-end load fee) on the Metzler/Payden European Emerging Markets and European Growth Funds will be terminated, effective March 15, 2006. Beginning March 15, 2006, any and all purchases of shares of either Fund will be at net asset value.

Rule 12b-1 Fee: Also, effective March 15, 2006, the Rule 12b-1 Fee of 0.25%, which is applicable to each Fund, will be terminated.


           The date of this Prospectus Supplement is February 14, 2006